Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Media Relations: Charles Coleman, (626) 302-7982

www.edisonnews.com

Investor Relations: Scott Cunningham, (626) 302-2540

www.edisoninvestor.com

Edison International Reports 2007 Second Quarter Earnings

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Second quarter 2007 basic earnings per common share were $0.29, down $0.25 per share from the second quarter of 2006, primarily from non-core items, including a second quarter 2007 charge for early debt extinguishment at the independent power business.

¡	Second quarter core earnings[1] grew 33% to $0.73 per share primarily due to improved margins at the independent power business.

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Year-to-date basic earnings per common share were $1.29, down 2% from the prior period, while core earnings were $1.63 per share, up 48% from the prior year period, driven by higher energy margins in the independent power business and solid results at the utility.

¡	2007 total earnings guidance is increased to $2.90 – $3.25 per share, and 2007 core earnings guidance[1] is increased to $3.24 – $3.59 per share.

Edison International Financial Highlights
	Quarter Ended June 30,		Change
(In millions, except per share data)	2007	2006	$	%
Basic earnings per common share	$0.29	$0.54	$(0.25)	(46%)
Core earnings per common share	$0.73	$0.55	$0.18	33%
Net income	$93	$177	$(84)	(47%)
Net cash provided by operating activities	$526	$450	$76	17%
Total assets	$36,983	$35,151	$1,832	5%

SECOND QUARTER EARNINGS SUMMARY

ROSEMEAD, Calif., August 9, 2007 – Edison International (NYSE: EIX) today reported consolidated net income of $93 million, or basic earnings per common share of $0.29, in the second quarter of 2007, compared to consolidated net income of $177 million, or $0.54 basic earnings per common share, in the same period last year. Excluding discontinued operations and other non-core items, Edison International’s second quarter core earnings per share were $0.73, up 33% over core earnings per share in the same period last year.

“Edison International’s financial position is strong,” said John E. Bryson, chairman and CEO. “With a solid first half behind us, and a favorable outlook, this sets the stage for increasing our 2007 earnings guidance.”

1 Core earnings is a non-GAAP financial measure; see reconciliation of core earnings to reported earnings and reconciliation of core earnings guidance to total earnings guidance.

EDISON INTERNATIONAL REPORTS 2007 SECOND QUARTER FINANCIAL RESULTS

SECOND QUARTER EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

Southern California Edison Company’s (SCE) 2007 second quarter earnings from continuing operations were $144 million, or $0.44 per share, compared to earnings of $234 million, or $0.72 per share, in the same period last year. SCE’s 2006 second quarter results include a non-core benefit of $81 million, or $0.25 per share, related to the resolution of an outstanding issue involving a portion of revenue collected during 2001-2003 related to state income taxes. Excluding this item, SCE’s core earnings decreased by $9 million, or $0.03 per share, from the second quarter of 2006. This decrease was primarily due to the catch-up adjustment upon receipt of the 2006 general rate case decision in May of last year, which was effective back to January 12, 2006, partially offset by the favorable resolution of an outstanding state income tax issue.

Edison Mission Group’s (EMG) 2007 second quarter loss from continuing operations was $49 million, or $0.15 per share, compared to a loss of $56 million, or $0.17 per share in the same period last year. EMG’s second quarter results in both 2007 and 2006 were impacted by non-core after-tax charges of $148 million and $88 million, respectively, associated with early extinguishment of debt. Excluding these charges, EMG’s 2007 second quarter core earnings were $99 million, or $0.30 per share, an improvement of $67 million, or $0.20 per share, over the second quarter of 2006. The improvement was primarily due to an increase in energy margins at Midwest Generation, driven by higher generation and average realized energy prices, and higher earnings from Edison Capital.

Earnings from Discontinued Operations

Edison International’s earnings from discontinued operations were $2 million and $4 million in the second quarter of 2007 and 2006, respectively, or $0.01 per share in each period related to EMG’s former international projects.

	Quarter Ended June 30,
Earnings (Loss) Per Common Share (Unaudited)	2007	2006	Change
Southern California Edison Company	$0.44	$0.72	$(0.28)
Edison Mission Group	(0.15)	(0.17)	0.02
EIX parent company and other	(0.01)	(0.02)	0.01

EIX basic earnings per common share from continuing operations	0.28	0.53	(0.25)

Earnings from discontinued operations	0.01	0.01	—

EIX basic earnings per common share	$0.29	$0.54	$(0.25)

EIX diluted earnings per common share	$0.28	$0.54	$(0.26)

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EDISON INTERNATIONAL REPORTS 2007 SECOND QUARTER FINANCIAL RESULTS

	Quarter Ended June 30,
Earnings (Loss) (in millions) (Unaudited)	2007	2006	Change
Southern California Edison Company	$144	$234	$(90)
Edison Mission Group	(49)	(56)	7
EIX parent company and other	(4)	(5)	1

EIX income from continuing operations	91	173	(82)

Income from discontinued operations	2	4	(2)

EIX net income	$93	$177	$(84)

YEAR-TO-DATE EARNINGS SUMMARY

Edison International recorded net income of $426 million, or $1.29 per share, for the six-month period ending June 30, 2007, compared to $435 million, or $1.32 per share, for the same period last year. Edison International had earnings from continuing operations of $421 million, or $1.28 per share, for the six-month period ended June 30, 2007, compared with $357 million, or $1.08 per share, for the same period last year. Excluding earnings from discontinued operations and other non-core items, Edison International’s core earnings for the six-month period were $538 million, or $1.63 per share, in 2007, compared to $364 million, or $1.10 per share, in the same period in 2006.

YEAR-TO-DATE EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

SCE’s earnings from continuing operations in the first half of 2007 were $325 million, or $1.00 per share, a decrease of $30 million, or $0.09 per share, compared to the same period last year. SCE’s 2007 results include a non-core tax benefit of $31 million, or $0.10 per share, primarily reflecting progress on an appeal with the Internal Revenue Service related to the income tax treatment of certain costs associated with environmental remediation. SCE’s 2006 results include a non-core benefit of $81 million, or $0.25 per share, related to the resolution of an outstanding issue involving a portion of revenue collected during 2001-2003 related to state income taxes. Excluding non-core items, SCE’s core earnings were $294 million, or $0.90 per share, compared to $274 million, or $0.84 per share, in the same period last year, mainly due to higher revenue associated with the 2006 general rate case decision and lower taxes from the favorable resolution of an outstanding state income tax issue.

EMG’s earnings from continuing operations for the first six months of 2007 were $106 million, or $0.33 per share, up $89 million, or $0.28 per share, from the same period last year. Both 2007 and 2006 results were impacted by non-core after-tax charges of $148 million and $88 million, or $0.45 and $0.27 per share, respectively, associated with early extinguishment of debt. Excluding non-core items, EMG’s core earnings were $254 million, or $0.78 per share, an increase of $149 million, or $0.46 per share. This increase primarily reflects higher energy margins at Midwest Generation and Homer City mainly due to higher average realized energy prices and generation, and higher earnings from Edison Capital.

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EDISON INTERNATIONAL REPORTS 2007 SECOND QUARTER FINANCIAL RESULTS

Earnings from Discontinued Operations

Edison International’s earnings from discontinued operations were $5 million for the six-month period ending June 30, 2007, compared to $77 million for the same period last year, with both years’ earnings resulting primarily from distributions from EMG’s Lakeland project in administrative receivership in the United Kingdom.

	Year-to-Date June 30,
Earnings (Loss) Per Common Share (Unaudited)	2007	2006	Change
Southern California Edison Company	$1.00	$1.09	$(0.09)
Edison Mission Group	0.33	0.05	0.28
EIX parent company and other	(0.05)	(0.06)	0.01

EIX basic earnings per common share from continuing operations	1.28	1.08	0.20

Earnings from discontinued operations	0.01	0.24	(0.23)

EIX basic earnings per common share	$1.29	$1.32	$(0.03)

EIX diluted earnings per common share	$1.29	$1.32	$(0.03)

	Year-to-Date June 30,
Earnings (Loss) (in millions) (Unaudited)	2007	2006	Change
Southern California Edison Company	$325	$355	$(30)
Edison Mission Group	106	17	89
EIX parent company and other	(10)	(15)	5

EIX income from continuing operations	421	357	64

Income from discontinued operations	5	77	(72)
Cumulative effect of accounting change – net of tax	—	1	(1)

EIX net income	$426	$435	$(9)

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EDISON INTERNATIONAL REPORTS 2007 SECOND QUARTER FINANCIAL RESULTS

Reconciliation of Core Earnings Guidance to Total Earnings Guidance

Core EPS	2007 Guidance Effective 5/9/07	2007 Guidance Updated 8/9/07
Southern California Edison Company	$1.97 – 2.07	$1.97 – 2.07
Edison Mission Group	1.21 – 1.51	1.40 – 1.65
EIX Holding Co.	(0.13)	(0.13)

Core	$3.05 – 3.45	$3.24 – 3.59

Non-Core Items[1]
Southern California Edison Company	0.10	0.10
Edison Mission Group	(0.45)	(0.44)

Total Non-Core Items	(0.35)	(0.34)

Total	$2.70 – 3.10	$2.90 – 3.25

[1]	2007 non-core items reflect refinancing costs of $(0.45) for EMG and a tax benefit of $0.10 for SCE. The 2007 guidance effective 08/09/07 also reflects $0.01 from discontinued operations.

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Edison International’s management uses core earnings, which exclude earnings from discontinued operations and certain other non-core items, internally for financial planning and for analysis of performance. Edison International also uses core earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings results and outlook as it allows them to better compare the company’s ongoing performance across periods. Core earnings per share are reconciled to basic earnings per common share.

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EDISON INTERNATIONAL REPORTS 2007 SECOND QUARTER FINANCIAL RESULTS

Second Quarter Reconciliation of Core Earnings to Reported Earnings

	Quarter Ended June 30,
Core Earnings (Loss) Per Common Share (Unaudited)	2007	2006	Change
Southern California Edison Company	$0.44	$0.47	$(0.03)
Edison Mission Group	0.30	0.10	0.20
EIX parent company and other	(0.01)	(0.02)	0.01

EIX core earnings per share	0.73	0.55	0.18

Non-core items
SCE – regulatory / tax item	—	0.25	(0.25)
EMG – early debt retirement	(0.45)	(0.27)	(0.18)
EMG – earnings from discontinued operations	0.01	0.01	—

Total non-core items	(0.44)	(0.01)	(0.43)

EIX basic earnings per common share	$0.29	$0.54	$(0.25)

	Quarter Ended June 30,
Core Earnings (Loss) (in millions) (Unaudited)	2007	2006	Change
Southern California Edison Company	$144	$153	$(9)
Edison Mission Group	99	32	67
EIX parent company and other	(4)	(5)	1

EIX core earnings	239	180	59

Non-core items
SCE – regulatory / tax item	—	81	(81)
EMG – early debt retirement	(148)	(88)	(60)
EMG – income from discontinued operations	2	4	(2)

Total non-core items	(146)	(3)	(143)

Total EIX net income	$93	$177	$(84)

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EDISON INTERNATIONAL REPORTS 2007 SECOND QUARTER FINANCIAL RESULTS

Year-to-Date Reconciliation of Core Earnings to Reported Earnings

	Year-to-date June 30,
Core Earnings (Loss) Per Common Share (Unaudited)	2007	2006	Change
Southern California Edison Company	$0.90	$0.84	$0.06
Edison Mission Group	0.78	0.32	0.46
EIX parent company and other	(0.05)	(0.06)	0.01

EIX core earnings per share	1.63	1.10	0.53

Non-core items
SCE – regulatory/tax items	0.10	0.25	(0.15)
EMG – early debt retirement	(0.45)	(0.27)	(0.18)
EMG – earnings from discontinued operations	0.01	0.24	(0.23)

Total non-core items	(0.34)	0.22	(0.56)

EIX basic earnings per common share	$1.29	$1.32	$(0.03)

	Year-to-date June 30,
Core Earnings (Loss) (in millions) (Unaudited)	2007	2006	Change
Southern California Edison Company	$294	$274	$20
Edison Mission Group	254	105	149
EIX parent company and other	(10)	(15)	5

EIX core earnings	538	364	174

Non-core items
SCE – regulatory/tax items	31	81	(50)
EMG – early debt retirement	(148)	(88)	(60)
EMG – income from discontinued operations	5	77	(72)

Total non-core items	(112)	70	(182)

Cumulative effect of accounting change – net of tax	—	1	(1)

Total EIX net income	$426	$435	$(9)

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EDISON INTERNATIONAL REPORTS 2007 SECOND QUARTER FINANCIAL RESULTS

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its second quarter 2007 financial results at 8 a.m. (Pacific daylight time). Although two-way participation in the telephone call is limited to financial analysts and investors, all other interested parties are invited to participate in a “listen-only mode” through a simultaneous webcast on the company’s Web site at www.edison.com. A presentation accompanying management’s comments on the conference call will be available on the web site as well. The domestic call-in number is (800) 356-8584 and the ID# is 11300. In addition to the live simulcast, the webcast will remain posted on the Edison International Web site and telephone replays will be available through Thursday, August 16, 2007, at the following numbers: (877) 693-4277 – for callers in the U.S.; and (402) 220-0042 – for international callers. The PIN Number is 11301.

Risk Disclosure Statement

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2006 Form 10-K and subsequent reports filed with the Securities and Exchange Commission and are available on our website: www.edison.com. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

# # #

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, a regulated electric utility, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.

EDISON INTERNATIONAL REPORTS 2007 SECOND QUARTER FINANCIAL RESULTS

Edison International

Consolidated Statements of Income

	Three Months Ended June 30,		Six Months Ended June 30,
In millions, except per-share amounts	2007	2006	2007	2006
	(Unaudited)
Electric utility	$2,459	$2,521	$4,681	$4,739
Nonutility power generation	569	460	1,241	970
Financial services and other	19	20	37	44

Total operating revenue	3,047	3,001	5,959	5,753

Fuel	438	380	924	840
Purchased power	829	769	1,146	1,783
Provisions for regulatory adjustment clauses – net	(33)	(10)	255	(371)
Other operation and maintenance	999	933	1,879	1,818
Depreciation, decommissioning and amortization	313	339	627	631
Net gain on sale of utility property and plant	—	(1)	(1)	(1)

Total operating expenses	2,546	2,410	4,830	4,700

Operating income	501	591	1,129	1,053
Interest and dividend income	45	43	85	80
Equity in income from partnerships and unconsolidated subsidiaries – net	20	10	37	14
Other nonoperating income	22	33	39	74
Interest expense – net of amounts capitalized	(188)	(209)	(386)	(409)
Loss on early extinguishment of debt	(241)	(143)	(241)	(143)
Other nonoperating deductions	(9)	(10)	(22)	(22)

Income from continuing operations before tax and minority interest	150	315	641	647
Income tax expense	—	95	129	206
Dividends on preferred and preference stock of utility not subject to mandatory redemption	13	13	26	25
Minority interest	46	34	65	59

Income from continuing operations	91	173	421	357
Income from discontinued operations – net of tax	2	4	5	77

Income before accounting change	93	177	426	434
Cumulative effect of accounting change – net of tax	—	—	—	1

Net income	$93	$177	$426	$435

Weighted-average shares of common stock outstanding	326	326	326	326
Basic earnings per common share:
Continuing operations	$0.28	$0.53	$1.28	$1.08
Discontinued operations	0.01	0.01	0.01	0.24

Total	$0.29	$0.54	$1.29	$1.32

Weighted-average shares, including effect of dilutive securities	330	330	331	331
Diluted earnings per common share:
Continuing operations	$0.28	$0.53	$1.28	$1.09
Discontinued operations	—	0.01	0.01	0.23

Total	$0.28	$0.54	$1.29	$1.32

Dividends declared per common share	$0.29	$0.27	$0.58	$0.54

EDISON INTERNATIONAL REPORTS 2007 SECOND QUARTER FINANCIAL RESULTS

Edison International

Consolidated Balance Sheets

In millions	June 30, 2007	December 31, 2006
	(Unaudited)
ASSETS
Cash and equivalents	$1,219	$1,795
Restricted cash	52	59
Margin and collateral deposits	232	124
Receivables, less allowances of $26 and $29 for uncollectible accounts at respective dates	1,050	1,014
Accrued unbilled revenue	480	303
Fuel inventory	133	122
Materials and supplies	282	270
Accumulated deferred income taxes – net	349	203
Derivative assets	277	328
Regulatory assets	385	554
Short-term investments	317	558
Other current assets	215	152

Total current assets	4,991	5,482

Nonutility property – less accumulated provision for depreciation of $1,688 and $1,627 at respective dates	4,534	4,356
Nuclear decommissioning trusts	3,304	3,184
Investments in partnerships and unconsolidated subsidiaries	271	308
Investments in leveraged leases	2,507	2,495
Other investments	108	91

Total investments and other assets	10,724	10,434

Utility plant, at original cost:
Transmission and distribution	18,138	17,606
Generation	1,481	1,465
Accumulated provision for depreciation	(4,927)	(4,821)
Construction work in progress	1,684	1,486
Nuclear fuel, at amortized cost	168	177

Total utility plant	16,544	15,913

Regulatory assets	2,821	2,818
Restricted cash	62	91
Margin and collateral deposits	14	4
Derivative assets	107	131
Rent payments in excess of levelized rent expense under plant operating leases	668	556
Other long-term assets	1,052	832

Total long-term assets	4,724	4,432

Total assets	$36,983	$36,261

EDISON INTERNATIONAL REPORTS 2007 SECOND QUARTER FINANCIAL RESULTS

Edison International

Consolidated Balance Sheets

In millions, except share amounts	June 30, 2007	December 31, 2006
	(Unaudited)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Short-term debt	$$175	$—
Long-term debt due within one year	330	488
Accounts payable	853	926
Accrued taxes	163	155
Accrued interest	182	196
Counterparty collateral	40	36
Customer deposits	212	198
Book overdrafts	222	140
Derivative liabilities	123	181
Regulatory liabilities	1,120	1,000
Other current liabilities	859	983

Total current liabilities	4,279	4,303

Long-term debt	9,091	9,101

Accumulated deferred income taxes – net	5,309	5,297
Accumulated deferred investment tax credits	119	122
Customer advances	161	160
Derivative liabilities	65	86
Power-purchase contracts	27	32
Accumulated provision for pensions and benefits	1,152	1,099
Asset retirement obligations	2,810	2,759
Regulatory liabilities	3,234	3,140
Other deferred credits and other long-term liabilities	1,494	1,267

Total deferred credits and other liabilities	14,371	13,962

Total liabilities	27,741	27,366

Minority interest	292	271

Preferred and preference stock of utility not subject to mandatory redemption	915	915

Common stock, no par value (325,811,206 shares outstanding at each date)	2,106	2,080
Accumulated other comprehensive income (loss)	(18)	78
Retained earnings	5,947	5,551

Total common shareholders’ equity	8,035	7,709

Total liabilities and shareholders’ equity	$36,983	$36,261

EDISON INTERNATIONAL REPORTS 2007 SECOND QUARTER FINANCIAL RESULTS

Edison International

Consolidated Statements of Cash Flows

	Six Months Ended June 30,
In millions	2007	2006
	(Unaudited)
Cash flows from operating activities:
Net income	$426	$435
Less: income from discontinued operations – net of tax	5	77

Income from continuing operations	421	358

Adjustments to reconcile to net cash provided by operating activities:
Cumulative effect of accounting change – net of tax	—	(1)
Depreciation, decommissioning and amortization	627	631
Realized loss on nuclear decommissioning trusts	23	—
Other amortization	64	43
Minority interest	65	59
Deferred income taxes and investment tax credits	(193)	160
Equity in income from partnerships and unconsolidated subsidiaries	(37)	(14)
Income from leveraged leases	(31)	(36)
Levelized rent expense	(112)	(112)
Loss on early extinguishment of debt	241	143
Regulatory assets – long-term	76	112
Regulatory liabilities – long-term	(1)	(174)
Derivative assets – long-term	(4)	14
Derivative liabilities – long-term	(57)	38
Other assets	(22)	(96)
Other liabilities	251	(14)
Margin and collateral deposits – net of collateral received	(113)	263
Receivables and accrued unbilled revenue	(189)	(78)
Derivative assets – short-term	(40)	171
Derivative liabilities – short-term	(63)	42
Inventory and other current assets	(42)	(47)
Regulatory assets – short-term	169	(204)
Regulatory liabilities – short-term	121	29
Accrued interest and taxes	205	(4)
Accounts payable and other current liabilities	(151)	(333)
Distributions and dividends from unconsolidated entities	21	26
Operating cash flows from discontinued operations	5	82

Net cash provided by operating activities	1,234	1,058

Cash flows from financing activities:
Long-term debt issued	2,905	1,815
Premium paid on extinguishment of debt and issuance costs	(240)	(26)
Long-term debt repaid	(2,965)	(1,818)
Issuance of preference stock	—	196
Rate reduction notes repaid	(116)	(116)
Short-term debt financing – net	175	518
Change in book overdrafts	82	(64)
Shares purchased for stock-based compensation	(180)	(101)
Proceeds from stock option exercises	72	33
Excess tax benefits related to stock option exercises	35	14
Dividends to minority shareholders	(32)	(63)
Dividends paid	(189)	(176)

Net cash provided (used) by financing activities	$(453)	$212

EDISON INTERNATIONAL REPORTS 2007 SECOND QUARTER FINANCIAL RESULTS

Edison International

Consolidated Statements of Cash Flows

	Six Months Ended June 30,
In millions	2007	2006
	(Unaudited)
Cash flows from investing activities:
Capital expenditures	$(1,335)	$(1,207)
Purchase of interest of acquired companies	(23)	(18)
Proceeds from sale of property and interests in projects	—	44
Proceeds from nuclear decommissioning trust sales	2,017	1,461
Purchases of nuclear decommissioning trust investments	(2,084)	(1,544)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	31	13
Maturities and sales of short-term investments	270	97
Purchase of short-term investments	(30)	(173)
Restricted cash	30	(15)
Turbine deposits	(241)	(17)
Customer advances for construction and other investments	8	54

Net cash used by investing activities	(1,357)	(1,305)

Net decrease in cash and equivalents	(576)	(35)
Cash and equivalents, beginning of period	1,795	1,893

Cash and equivalents, end of period	$1,219	$1,858